Exhibit 10.5

LBI HOLDINGS I, INC.

THIRD AMENDMENT TO

SECURITIES PURCHASE AGREEMENT AND

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT, AND SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Amendment”) is dated as of May 8, 2006 and entered into by and among LBI Holdings I, Inc., a California corporation (the “Company”), the several purchasers (individually, a “Purchaser,” and collectively, the “Purchasers”) listed on the signature pages hereof, and for purposes of Sections 2, 3, 4A and 5 only, Credit Suisse, Cayman Islands Branch, individually and as administrative agent for the lenders (the “Revolving Credit Agent”) under the Amended and Restated Credit Agreement dated as of May 8, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), and Credit Suisse, Cayman Islands Branch, individually and as administrative agent for the lenders (the “Term Loan Agent”) under the Amended and Restated Term Loan Agreement dated as of May 8, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”, and together with the Revolving Credit Agreement, the “Senior Loan Agreement”), each as a successor administrative agent to Credit Suisse First Boston.

This Amendment is made with reference to that certain Securities Purchase Agreement dated as of March 20, 2001 and entered by and among the Company and the Purchasers, as amended by the First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated July 9, 2002 and the Second Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated October 10, 2003 (as so amended, the “Purchase Agreement”; as further amended hereby, the “Amended Purchase Agreement”), that certain Warrant Agreement dated as of March 20, 2001 and entered by and among the Company and the Purchasers, as amended by the First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated July 9, 2002 and the Second Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated October 10, 2003 (as so amended, the “Amended Warrant Agreement”), and that certain Subordination and Intercreditor Agreement dated as of March 20, 2001 and entered by and among the Company, the Purchasers and Fleet National Bank, as predecessor administrative agent, as amended by the First Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated July 9, 2002 and the Second Amendment to Securities Purchase Agreement, Warrant Agreement and Subordination and Intercreditor Agreements dated October 10, 2003 (as so amended, the “Senior Lenders Intercreditor Agreement”; as further amended hereby, the “Amended Intercreditor Agreement” and together with the Amended Purchase Agreement and the Amended Warrant Agreement, the “Amended Agreements”).

Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Purchase Agreement.

RECITALS

WHEREAS, the Company and the Purchasers have previously entered into the Purchase Agreement, pursuant to which the Company sold to the Purchasers (i) Notes in an original aggregate principal amount of $30,000,000 and (ii) Warrants to purchase a certain number of shares of the Company’s Common Stock;

WHEREAS, simultaneously herewith, (i) the Company and certain of its Affiliates, the Revolving Credit Agent and certain other lenders and agents party thereto are entering into an Amended and Restated Credit Agreement and (ii) certain Affiliates of the Company, the Term Loan Agent and certain other lenders and agents party thereto are entering into a Term Loan Agreement, which collectively amend and restate the Senior Loan Agreement, as in effect on the date hereof; and

WHEREAS, the parties hereto desire to amend, to the extent they are a party thereto, the Purchase Agreement and the Senior Lenders Intercreditor Agreement on the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE PURCHASE AGREEMENT

1.1	Amendment to Article I: Definitions.

Article I of the Purchase Agreement is hereby amended by deleting the definition of “Senior Loan Agreement” therefrom in its entirety and substituting the following therefor:

“Senior Loan Agreement” means the Credit Agreement dated as of March 20, 2001, among LBI Holdings II, Inc., as the borrower, the guarantors party thereto and Fleet National Bank, as administrative agent, Union Bank of California, N.A. as syndication agent, and CIT Lending Services Corporation and General Electric Capital Corporation as co-documentation agents, and the other lenders party thereto from time to time, as amended from time and as further amended and restated by the Amended and Restated Credit Agreement dated as of July 9, 2002 among LBI Media, as the borrower, the guarantors party thereto and Fleet National Bank, as administrative agent, General Electric Capital Corporation and U.S. Bank, N.A., as co-syndication agents, CIT Lending Services Corporation and SunTrust Bank, as co-documentation agents, and the other lenders party thereto from time to time, as amended from time to time and as further amended and restated by the Amended and Restated Credit Agreement dated as of June 11, 2004 among LBI Media, as the borrower, the guarantors party thereto, Credit Suisse First Boston, as administrative agent and lead arranger, and the other lenders party thereto from time to time, as amended from time to time, and as further amended and restated by both (i) the Amended and Restated Credit Agreement dated as of May 8, 2006 among LBI Media, as the borrower, the guarantors party thereto, Credit Suisse Securities

(USA) LLC and Wachovia Capital Markets, LLC, as joint lead arrangers, Wachovia Bank, N.A. and Harris Nesbitt, as co-syndication agents, Union Bank of California, N.A., as documentation agent, Credit Suisse, Cayman Islands Branch, as administrative agent, and Credit Suisse, Cayman Islands Branch, as collateral agent, and the other agents and lenders party thereto from time to time (the “Revolving Credit Agreement”) and (ii) the Amended and Restated Term Loan Agreement dated as of May 8, 2006 among LBI Media, as the borrower, the guarantors party thereto, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as joint lead arrangers, Wachovia Bank, N.A. and Harris Nesbitt, as co-syndication agents, Union Bank of California, N.A., as documentation agent, Credit Suisse, Cayman Islands Branch, as administrative agent, and Credit Suisse, Cayman Islands Branch, as collateral agent, and the other agents and lenders party thereto from time (the “Term Loan Agreement”), and any other replacement or successor agreement governing Indebtedness incurred to refund or refinance the borrowings and commitments then outstanding or permitted to be outstanding under the Revolving Credit Agreement or the Term Loan Agreement, in whole or in part, in each case together with any related notes, guarantees, and collateral documents executed from time to time in connection therewith, and in each case as amended, modified, supplemented, extended, restated, renewed, refunded, restructured, replaced or refinanced (in whole or in part), including any of the foregoing which increases the amount of Indebtedness thereunder, from time to time, whether by the same or any other agent, lender or group of lenders.

1.2	Amendments to Article VII: Affirmative and Negative Covenants

A. Section 7.2 of the Purchase Agreement is hereby amended by deleting the reference to “Section 6.5 of the Senior Loan Agreement, as such section exists as of October 10, 2003” contained therein and substituting “Section 6.5 of each of the Revolving Credit Agreement and the Term Loan Agreement, as such section exists as of May 8, 2006” therefor.

B. Section 7.5 of the Purchase Agreement is hereby amended by deleting the phrase “on October 10, 2003” appearing in Section 7.5(i) thereof, and substituting therefor “on May 8, 2006”.

1.3	Amendment to Article VIII: Delivery of Information

Section 8.1 of the Purchase Agreement is hereby amended by deleting the reference to “as permitted by Section 7.15 of the Senior Loan Agreement as such provision is in effect on October 10, 2003” contained therein and substituting “as permitted by Section 7.15 of the Revolving Credit Agreement as such provision is in effect on May 8, 2006” therefor.

1.4	Amendment to Article IX: Defaults

Article IX of the Purchase Agreement is hereby amended by (i) deleting the reference to “October 10, 2003” contained in subsection (e) and substituting “May 8, 2006”.

Section 2. AMENDMENTS TO THE SENIOR LENDERS INTERCREDITOR AGREEMENT

2.1	Amendments to Section 1: Certain Definitions

Section 1.1 of the Senior Lenders Intercreditor Agreement is hereby amended by deleting the phrase “as further amended, amended and restated” and substituting therefor the phrase “as amended and restated by the Amended and Restated Credit Agreement dated as of June 11, 2004 among LBI Media, Inc. (formerly known as LBI Holdings II, Inc.), as the borrower, the guarantors party thereto, Credit Suisse First Boston, as administrative agent and lead arranger, and the other lenders party thereto from time to time, as amended and restated by the Amended and Restated Credit Agreement dated as of May 8, 2006 among LBI Media, Inc. (formerly known as LBI Holdings II, Inc.), as the borrower, the guarantors party thereto, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as joint lead arrangers, Wachovia Bank, N.A. and Harris Nesbitt, as co-syndication agents, Union Bank of California, N.A., as documentation agent, Credit Suisse, Cayman Islands Branch, as administrative agent, and Credit Suisse, Cayman Islands Branch, as collateral agent, and the other lenders party thereto from time to time and the Amended and Restated Term Loan Agreement dated as of May 8, 2006 among LBI Media, Inc. (formerly known as LBI Holdings II, Inc.), as the borrower, the guarantors party thereto, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as joint lead arrangers, Wachovia Bank, N.A. and Harris Nesbitt, as co-syndication agents, Union Bank of California, N.A., as documentation agent, Credit Suisse, Cayman Islands Branch, as administrative agent, and Credit Suisse, Cayman Islands Branch, as collateral agent, and the other lenders party thereto from time, as further amended, amended and restated,”.

2.2	Amendments to Section 3: Terms of Subordination

Section 3.6(b) of the Senior Lenders Intercreditor Agreement is hereby amended by deleting each of the two references to “(as in effect on October 10, 2003)” appearing in clause (i) and (ii) thereof and substituting therefor in each instance the phrase “(as in effect on May 8, 2006)”.

Section 3. CONDITIONS TO EFFECTIVENESS

Sections 1, 2 and 5E of this Amendment shall become effective only upon delivery by each of Company, the Revolving Credit Agent, the Term Loan Agent and Majority Purchasers to the Company and to Alta Communications VIII, L.P., as agent for each of the Purchasers, executed copies of this Amendment (the date of satisfaction of such condition being referred to herein as the “Third Amendment Effective Date”).

Section 4. REPRESENTATIONS AND WARRANTIES

A. By All Parties. In order to induce each of the other parties hereto to enter into this Amendment, each party hereto represents and warrants to each of the other parties hereto that the following statements are true, correct and complete:

(i) Corporate Power and Authority. Such party has all requisite corporate or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Amended Agreements.

(ii) Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreements have been duly authorized by all necessary corporate or partnership action on the part of such party.

(iii) No Conflict. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such party, the articles and bylaws or the partnership agreement or any other organizational documents of such party, or any order, judgment or decree of any court or other agency of the government of the United States binding on such party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such party, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of such party, except where applicable approvals or consents have been obtained.

(iv) Governmental Consents. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any U.S. federal, state, provincial or other governmental authority or regulatory body.

(v) Binding Obligation. This Amendment has been duly executed and delivered by such party and this Amendment and the Amended Agreements are the legally valid and binding obligations of such party enforceable against such party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

B. By the Purchasers. In order to induce each of the other parties hereto to enter into this Amendment, each Purchaser party hereto represents and warrants to each of the other parties hereto that the following statements are true, correct and complete: (i) the execution by the Majority Purchasers of this Amendment constitutes the requisite approval of the Purchasers necessary to amend the Amended Agreements, as contemplated by this Amendment, including but not limited to approval as “Majority Purchasers” under the Purchase Agreement; (ii) with such approval, each Purchaser is bound by this Amendment (including amendments to each of the Amended Agreements), whether or not such Purchaser is a party hereto; (iii) collectively, Alta Communications VIII, L.P., Alta-Comm VIII S By S, LLC, Alta Communications VIII-B, L.P., and Alta VIII Associates, LLC constitute “Majority Purchasers” under the Purchase Agreement; and (iv) each Purchaser is the original Purchaser under the Securities Purchase Agreement and each Purchaser is a lender actively and regularly engaged in the business of making loans.

Section 5. MISCELLANEOUS

A. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

B. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

C. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures sent by fax or PDF file shall constitute originals.

D. Expenses. The Company acknowledges that all costs, fees and expenses as described in Section 12.1 of the Purchase Agreement incurred by the Purchasers and one counsel for the Purchasers with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company. The Company shall concurrently with the execution and delivery of this Amendment pay all accrued and unpaid fees of Edwards Angell Palmer & Dodge LLP, counsel to the Purchasers, for which invoices shall have been received by Company on or prior to the Third Amendment Effective Date.

E. Consent to Amended Agreements. Credit Suisse hereby consents to this Amendment and the amendments and modifications to the Amended Agreements effected by this Amendment.

F. Ratification and Confirmation. Except as specifically amended by this Amendment and the Third Confirmation of Subordination Agreements dated as of May 8, 2006 among the parties hereto and Credit Suisse, Cayman Islands Branch, as Collateral Agent, (i) the Purchase Agreement, (ii) the Senior Lenders Intercreditor Agreement, (iii) Warrant Agreement, (iv) each Note and (v) each Warrant shall remain in full force and effect and are hereby ratified and confirmed. Each of the Purchasers hereby acknowledges and confirms, for the benefit of Credit Suisse, the lenders under the Senior Loan Agreement and their respective successors and assigns, that all Indebtedness of the Credit Parties (as defined in the Senior Loan Agreement) to the administrative agent and such lenders under the Senior Loan Agreement (as defined in this Amendment) or any other Loan Documents, whether relating to principal, interest (including, without limitation, interest that accrues after the commencement of any bankruptcy proceeding by or against any Credit Party or any of its subsidiaries and affiliates), premium and termination fees, expenses or other amounts due from time to time under the Loan Documents, shall constitute “Senior Indebtedness” under the Amended Intercreditor Agreement.

[Remainder of page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

LBI HOLDINGS I, INC.

By:	/s/ Lenard D. Liberman
Lenard D. Liberman
Executive Vice President and Secretary

PURCHASERS:

ALTA COMMUNICATIONS VIII, L.P.

By:	Alta Communications VIII Managers, LLC,
its General Partner

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy, Member

ALTA-COMM VIII S BY S, LLC

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy, Member

ALTA COMMUNICATIONS VIII-B, L.P.

By:	Alta Communications VIII Managers, LLC, its General Partner

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy, Member

ALTA VIII ASSOCIATES, LLC

By:	Alta Communications, Inc.

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy, VP Finance

[Signature Page to Third Amendment to Securities Purchase Agreement and

Subordination and Intercreditor Agreement]

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BANCBOSTON INVESTMENTS INC.

By:	/s/ Mala D. Heymann
Name:	Mala D. Heymann
Title:	Managing Director

UNIONBANCAL EQUITIES, INC.

By:	/s/ Jean-Pierre Knight	/s/ Kevin Sampson
Name:	Jean-Pierre Knight	Kevin Sampson
Title:	Vice President	Senior Vice President

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Portfolio Manager

[Signature Page to Third Amendment to Securities Purchase Agreement and

Subordination and Intercreditor Agreement]

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For purposes of Sections 2, 3, 4A and 5 only:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Revolving Credit Agent

By:	/s/ Bill O’Daly	/s/ Mikhail Faybusovich
Name:	Bill O’Daly	Mikhail Faybusovich
Title:	Director	Associate

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Term Loan Agent

By:	/s/ Bill O’Daly	/s/ Mikhail Faybusovich
Name:	Bill O’Daly	Mikhail Faybusovich
Title:	Director	Associate

[Signature Page to Third Amendment to Securities Purchase Agreement and

Subordination and Intercreditor Agreement]

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